                                                            EXHIBIT 21.1


                           SUBSIDIARIES OF REGISTRANT
                                    (3/18/98)



709292 Alberta Ltd. (AB)
730810 Alberta Ltd. (AB)
740922 Alberta Ltd. (AB)
762570 Alberta Ltd. (AB)
A-1 Compaction, Inc. (NY)
         dba United Waste Systems of West Michigan
A-1 Transfer, Incorporated (CO)
Adam J. Deitrich & Sons Disposal & Coal Hauling, Inc. (PA)
Alamo Waste, Inc. (TX)
Alliance Sanitary Landfill, Inc. (PA)
Allied Waste of Wyoming, Inc. (WY)
American Rubbish, Inc. (CA)
         dba USA Waste of California
American Sheds, Inc. (CA)
Anchorage Refuse, Inc. (AK)
Anderson-Cottonwood Disposal Service, Inc. (CA)
Angus Services, Inc. (FL)
         dba City Environmental Services of North Florida
Arden Landfill, Inc. (PA)
Art-Jo Co. (NJ)
Automated Recycling Technologies, Inc. (NJ)
Azusa Land Reclamation Company, Inc. (CA)
B & E  Cartage, Inc. (WV)
Baker's Rural Sanitation, Inc. (CO)
Barry Waste Services and Recycling Co., Inc. (MA)
Big Valley Transport, Inc. (WV)
BioSolids Refuse Management (JV) (CA)
Blackstone Valley Disposal Service, Inc. (MA)
Bolton Road Landfill, Inc. (DE)
Boone Waste Industries, Inc. (FL)
Bosarge & Edmonds Contractors, Inc. (MS)
         dba Robo
Brazoria County Recycling Center, Inc. (TX) dba BCRC dba Brazoria County Recycling Center dba USA Brazoria County Landfill dba WRS Transfer Station
Brem-Air Disposal, Inc. (WA)
         dba Brem-Air Disposal

Brevard County Landfill Co., L.L.C. (DE)
Burbridge Trash Service, Inc. (CO)
Burnsville Sanitary Landfill, Inc. (MN)
C&L Disposal Company, Inc. (CA)
Caire's CKC Enterprises, Inc. (CA)
Cal Sanitation Services, Inc. (CA)
         dba A-1 Sanitation
California Asbestos Monofill, Inc. (CA)
         dba CAM
California Waste Recycling Systems,  Inc. (CA)
California Waste Systems, Inc. (CA)
Cal-Sierra Disposal, Inc. (CA)
Cal-Sierra Transfer, Inc. (CA)
Campbell Wells Norm Corporation (LA)
CANADIAN WASTE SERVICES HOLDINGS INC. (ON)
         Canadian Waste Services, Inc. (ON)
                  dba Canadian Disposal Services
                  dba Cougar Waste Management
                  dba Philip Enterprises
                  dba Quebec Waste Services
                  dba St. Nicephore Landfill
                  dba Canadian Waste Services of:
                                                    Alberta
                                                    Barrie
                                                    Brantford
                                                    Calgary
                                                    Camrose
                                                    Dawson Creek
                                                    Drayton Valley
                                                    Edmonton
                                                    Ft. McMurray
                                                    Grande Prairie
                                                    Halton
                                                    Hamilton
                                                    Hamilton MRF
                                                    Hull
                                                    Kingston
                                                    Lachute Hauling
                                                    Lachute Landfill
                                                    Lakeland
                                                    Napanee
                                                    Niagara Falls
                                                    Ottawa-Commercial
                                                    Ottawa-MRF

                                                    Peace River
                                                    Regina
                                                    Region du Nord
                                                    Richmond
                                                    Ryley Landfill
                                                    Saskatoon
                                                    Sault Ste. Marie
                                                    South West Ontario
                                                    South West Ottawa
                                                    Strathcona Transfer/MRF
                                                    St. Catherine
                                                    St. John
                                                    Sudbury
                                                    Vancouver
                                                    West Carleton Landfill
                                                    Winnipeg
                           635952 Ontario Inc. (ON)
                           126403 Ontario Inc. (ON)
                           126404 Ontario Inc. (ON)
                           3368084 Canada Inc. (CDN)
                           Services Sanitaires Robert Richer Ltee (CDN)
                           Arthur Richer & Fils Inc. (PQ)
                           Bestan Inc. (PQ)
                           Intersan Inc. (CDN)
                           Location Sanico Ltee (CDN)
                                Dechex Ltee (CDN)
                                Centre de Tri Transit (1) Inc. (CDN)
                                Transit Sorting Center (1) Inc. (CDN)
Cardinal Ridge Development, Inc. (OH)
Carmel Marina Corporation (CA)
CDC Services, Inc. (DE)
CDF Consolidated Corporation (IL)
         dba Rolling Kleen Disposal
         dba Southern Illinois Transfer Station
Cedar Ridge Landfill, Inc. (DE)
Central Disposal Systems, Inc. (IA)
Central Missouri Landfill, Inc. (MO)
Chadwick Road Landfill, Inc. (GA)
         dba Chadwick Road Landfill
Chambers Development Company, Inc. (DE)
         dba Monroeville Landfill
         dba North Huntington Hauling
Chambers Development of Ohio, Inc. (OH)
Chambers Enterprises, Inc. (PA)
Chambers International, Inc. (DE)
         Chambers Development Europe B.V. (FOR)
                           Chambers Europe B.V. (FOR)

Chambers Medical Technologies of South Carolina, Inc. (SC) dba MedTec dba Medical Technologies
Chambers of Delaware, Inc. (DE)
Chambers of Massachusetts, Inc. (MA)
Chambers of New Jersey, Inc. (NJ)
Chambers Services, Inc. (NY)
Chambers Waste Systems of California, Inc. (CA)
Chambers Waste Systems of New York, Inc. (NY)
Charleston Landfill, Inc. (WV)
Cheshire Sanitation, Inc. (NH)
         dba Harris Trucking
         dba Tri-State Rubbish
Chiquitta Canyon Landfill, Inc. (CA)
City Environmental Services, Inc. of Alabama (AL) dba City Environmental Services of Dothan dba City Environmental Services of Huntsville dba USA Waste Services of Alabama
City Environmental Services, Inc. of Arecibo (MI)
City Environmental Services, Inc. of Metro Chicago (MI)
City Environmental Services, Inc. of Mid-Michigan (MI) dba CES-Saginaw dba CES-West Branch dba City Express
City Environmental Services, Inc. of Northern Michigan (MI)
         dba City Express
City Environmental Services, Inc. of Romulus (MI) dba City Express dba Seagate Recycling (Ohio) dba Seagate Sanitation Service, (Ohio)
City Environmental Services, Inc. of Waters  (MI)
City Environmental Services,  Inc.  S.E. (MI)
City Environmental Services Landfill, Inc. of Florida (FL) City Environmental Services Landfill, Inc. of Hastings (MI)
         dba City Environmental Services of West Michigan dba City Express dba Hastings Sanitary Service dba Lubbers Resource Systems
City Environmental Services, Landfill, Inc. of Lapeer (MI)
         dba Pioneer Rock Landfill
City Environmental Services Landfill, Inc. of Panama City (MI) City Environmental Services Landfill, Inc. of Saginaw (MI)
         dba Saginaw Valley Landfill

City Management Corporation (MI)
         dba Adam Refuse
         dba Brent Run
         dba CES - Montrose
         dba City Disposal Systems
         dba City Environmental
         dba City Environmental Contracting
         dba City Environmental
         dba City Environmental Services East
         dba City Environmental Services of Montrose dba City Environmental Services of Joliet dba City Equipment Company dba City Express dba City Liquid Treatment and Processing dba City Municipal Services dba City Recycling Center dba City Sand & Landfill dba City Waste Systems dba D & J Refuse Company dba G & G Disposal dba Gary's Disposal dba J.L. Smith Refuse Service dba M & M Contracting of Michigan dba M & M Holding Company dba Metro Waste Systems dba Michigan City Management Corporation dba Moore's Disposal dba People's Garbage dba People's Garbage Disposal dba People's Garbage Disposal of Midland/Gladwin dba Pollard Disposal dba Premier Steel dba Raska Disposal dba Seymour Road Demolition dba Seymour Road Landfill dba Soave-Volpe Hauling dba Trashbusters Transfer Station, Ltd.
         dba United Machinery Movers and Erectors dba Universal Waste & Transit dba Whitefeather Development Company

Clayton Ward Company, Inc. (CA)
Cleansoils Fairless Hills, Inc. (MN)
Clearview Environmental Landfill, Inc. (MS)
Cleburne Landfill Company Corp. (AL)
Cleburne Landfill Corporation (MI)

Coast Waste Management, Inc. (CA)
Cocopah Landfill, Inc. (CA)
Colorado Waste Services, Inc. (CO)
Columbia County Drop off Box, Inc. (OR)
Colusa Solid Waste & Recycling, Inc. (CA)
Commercial Disposal Co., Inc. (MA)
Commercial Sanitation Service, Inc. (KY)
Conejo Enterprises (CA)
Connecticut Valley Sanitary Waste Disposal, Inc. (MA)
Conservation Services, Inc. (CO)
Consolidated Waste Systems, Incorporated (TX)
Copper Mountain Landfill, Inc. (AZ)
Corning Disposal Service, Inc. (CA)
Coshocton Landfill, Inc. (OH)
Cougar Landfill, Inc. (TX)
Countryside Landfill, Inc. (IL)
County- Wide Disposal, Inc. (CA)
Creston Sanitation, Inc. (IA)
Custom Disposal Services, Inc. (AZ)
Cuyahoga Landfill, Inc. (DE)
D & D Container Services Company (UT)
Dafter Sanitary Landfill, Inc. (MI)
Dakota Landfill, Inc. (ND)
Dakota Resource Recovery, Inc. (MN)
         dba United Waste Transfer
Darrel D. Dickey, Inc. (TX)
Dauphin Meadows Landfill, Inc. (PA)
Deep Valley Landfill, Inc. (DE)
Deer Track Park Landfill, Inc. (DE)
         dba Advance Service Corp.
Delaware Recyclable Products, Inc. (DE)
Desert Waste Systems, Inc. (CA)
Dickinson Landfill, Inc. (DE)
Dietrich Sanitary Service, Inc. (ND)
         dba Bison Waste
         dba Fraedrich Garbage Service
         dba Mandan Garbage Service
         dba Missouri River Sanitation
Disposal Service, Inc. (WV)
Dome Merger Subsidiary, Inc. (DE)
Don's Disposal, Inc. (NE)

Duluth Waste Marketing, Inc. (MN)
Eager Beaver Sanitary Service, Inc. (OR)
Earthcorp, Inc. (IN)
Earthmovers Landfill, Inc. (IN)
El Coqui Waste Disposal, Inc. (PR)
         EC Waste, Inc. (PR)
Elk River Landfill, Inc. (MN)
Englewood Disposal Company, Inc. (FL)
Envirofil of Illinois, Inc. (DE)
Envirofil, Inc. (DE)
Environmental Alternative Concepts, Inc. (DE)
Environmental Control, Inc. (NM)
Environmental Management Systems, Inc. (MI)
         dba Sumpter II Corp.
Equipment Credit Corporation (DE)
ERC Landfill, Inc. (OH)
Estes Park Investments, Inc. (CO)
Evergreen Landfill, Inc. (CA)
Ever Ready Drop Box (CA)
Farmer's Landfill, Inc. (MO)
Feather River Disposal, Inc. (CA)
FFF, Inc. (MN)
Front Range Landfill, Inc. (DE)
         dba Best Trash
         dba City Disposal
         dba ERD Landfill
         dba Franklin Street Transfer
Frontier Environmental, Inc. (FL)
G & F Waste Disposal, Inc. (UT)
G. I. Industries, Inc. (UT)
GA Landfills, Inc. (DE)
Gainesville Waste, Inc. (FL)
Gallia Landfill, Inc. (OH)
Garnet of Maryland, Inc. (MD)
Glenn County Disposal Services, Inc. (CA)
Glen's Sanitary Landfill, Inc. (MI)
Graham Road Landfill, Inc. (WA)
Grand Blanc Landfill, Inc. (MI)
Grand Central Sanitary Landfill, Inc. (PA)
Grand Central Sanitation, Inc. (PA)
Guyan Transfer & Sanitation Service, Inc. (WV)

H.B.J.J., Incorporated (CA)
H&I Sand & Clay Enterprises, Inc. (FL)
Harper Employment Services, Inc. (MI)
Harwood Landfill, Inc. (MD)
HCS Sanitation, Inc. (ND)
Hillsboro Landfill, Inc. (OR)
Hollister Disposal, Inc. (CA)
Holyoke Sanitary Landfill, Inc. (MA)
IN Landfills, Inc. (DE)
Independent Services, Inc. (CA)
J Bar J Land, Inc. (NE)
Jahner Sanitation, Inc. (ND)
Jay County Landfill, Inc. (IN)
John Smith Landfill, Inc. (CA)
Johnson Canyon Road Disposal Site, Inc. (CA)
Jolon Road Landfill Corporation  (CA)
Jones Sanitation, Inc. (KY)
         dba River City Refuse
Junker Sanitation Services, Inc. (MN)
         dba United Waste Systems of Minnesota
K and W Landfill, Inc. (MI)
Kekaha Landfill, Inc.  (DE)
Kelly Run Sanitation, Inc. (PA)
         dba KRS United Waste Systems
Ken's Pickup Service, Inc. (MI)
         dba United Waste Systems of Northern
King George Landfill, Inc. (VA)
Klamath Disposal, Inc. (OR)
Klamath Re-Ci, Inc. (OR)
Knutson Material Recovery Facility, Inc. (MN)
Knutson Services, Inc. (MN)
         dba Knutson Klean Sweep
LG - Garnet of Maryland JV (DC)
         dba DC Uline Transfer

L & K Debris Box Service (CA)
         dba L & K Disposal
Laidlaw Waste Systems (Valley View), Inc. (KY)
Land Reclamation Company, Inc. (DE)
         dba Kestrel Hawk Park Landfill

Landfill Hauling Systems, Inc. (NM)
         dba Landfill Hauling Systems
Landfill Systems, Inc. (NM)
         dba Landfill Systems
Lassen Waste Lines, Inc. (CA)
Lassen Waste Systems, Inc. (CA)
Laurel Highlands Landfill, Inc. (PA)
Laurel Ridge Landfill, Inc. (KY)
LCS Services, Inc. (WV)
         dba LCS Landfill
         dba North Mountain Landfill
Lee County Landfill, Inc. (DE)
         dba Lee County Regional Recycling
             and Disposal Facility
Leroy Brown Landfill, Inc. (IL)
Lewis Road Disposal Site, Inc. (CA)
Liberty Landfill, Inc. (IN)
Liquid Waste Management, Inc. (CA)
Local Sanitation of Rowan County, Inc. (DE)
Lodi Sanitary City Disposal Co., Inc. (CA)
Loma Linda Disposal Company, Inc. (CA)
Longview Development, Inc. (DE)
Longview Group, Inc. (DE)
Longview of Buchanan County, Inc. (MO)
Longview of Grady County, Inc. (OK)
Longview of Iowa, Inc. (IA)
Longview of Kansas City, Inc. (MO)
Longview of Livingston County, Inc. (MO)
Longview of Mercer County I, Inc. (NJ)
Longview of Mercer County II, Inc. (NJ)
Longview of Mercer County, Inc. (NJ)
Longview of Mid-Missouri, Inc. (MO)
Longview of Missouri, Inc. (MO)
Longview of New Jersey, Inc. (NJ)
Longview of North Central Iowa, Inc. (IA)
Longview of Ocean County I, Inc. (NJ)
Longview of Ocean County II, Inc. (NJ)
Longview of Ocean County, Inc. (NJ)
Longview of Oklahoma City, Inc. (OK)
Longview of Oklahoma, Inc. (OK)
Longview of Pennsylvania, Inc. (PA)
Longview of Pettis County, Inc. (MO)

Longview of Southern Oklahoma, Inc. (OK)
Longview of St. Joseph, Inc. (MO)
Longview of Western Oklahoma, Inc. (OK)
M & S Investments (CO)
Madison Lane Properties, Inc. (CA)
Maplewood Landfill, Inc. (VA)
McDaniel Landfill, Inc. (ND)
Meadowfill Landfill, Inc. (WV)
MGM Disposal, Inc. (TX)
Michigan Environs, Inc. (MI)
         dba United Waste Systems of Menominee
Mid-Valley Portable Storage, Inc. (CA)
Mid-South Landfill, Inc. (MS)
Midwest Disposal, Inc. (NE)
Midwest Sanitation Services, Inc. (ND)
M-L Commercial Garbage Service, Inc. (WV)
Modern Sanitation, Inc. (TX)
Modesto Garbage Co., Inc. (CA)
         dba Cal State Rental & Sales
         dba Modesto Disposal Services
Mohave Disposal, Inc. (WA)
Morris County Transfer Station, Inc. (NJ)
Mountainview Landfill, Inc. (MD)
Mulberry Sanitation Co., Inc. (AR)
Municipal Refuse Service, Inc. (IA)
Neal Road Landfill Corporation (CA)
Nevada City Garbage Service, Inc. (CA)
Nevada County Transfer, Inc. (CA)
North Hennepin Recycling and Transfer Corporation  (MN)
North Valley Disposal Service, Inc. (CA)
Northeast Waste Control, Inc. (GA)
Northern A-1 Sanitation Services, Inc. (MI)
Northern Michigan Waste Marketing, Inc. (MI)
Northwestern Landfill, Inc. (DE)
Nu-Way Live Oak Landfill, Inc. (DE)
Oak Grove Landfill, Inc. (DE)
Oakridge Landfill, Inc. (SC)
Oakwood Landfill, Inc. (SC)
Okeechobee Landfill, Inc. (FL)
Olympic View Sanitary Landfill, Inc. (WA)

Omega One Waste, Inc.  (AZ)
Orange County Landfill, Inc. (FL)
P & T Container Service Co., Inc. (MA)
P & T Financial Services, Inc. (MA)
Pacific Garbage Service, Inc. (OR)
Paducah Waste Marketing, Inc. (KY)
Pak'M Roll-off Services, Inc. (CO)
Paradise Solid Waste Systems (CA)
Peninsula Sanitation, Inc. (MI)
Pen-Rob, Inc. (AZ)
Penuelas Valley Landfill, Inc. (PR)
Peterson Demolition, Inc. (MN)
Phoenix Resources, Inc. (PA)
Pine Bluff Landfill, Inc. (GA)
Pine Grove Landfill, Inc. (OH)
Pine Tree Acres, Inc. (MI)
         dba S & V Disposal
Portable Site Services,  Inc. (CA)
PRTR, Inc. (MA)
Public Sanitary Service, Inc. (OR)
Quail Hollow Landfill, Inc. (DE)
R & B Landfill, Inc. (GA)
R.M. Cash & Sons, Inc. (GA)
Rail-It Corporation (IL)
R.A.M. Environmental of Arkansas, Inc. and Affiliates (AR)
Razorback Disposal, Inc. (AR)
RCI Clinton, Inc. (MA)
RCI Hudson, Inc. (MA)
         dba United Waste Systems of Hudso
Recycle & Recover, Inc. (GA)
Re-Cy-Co, Inc. (MN)
         dba United Waste Transfer
Red Bluff Disposal, Inc. (CA)
Redwood Landfill, Inc. (CA)
Reliable Landfill, Inc. (DE)
Remote Landfill Services, Inc. (TN)
Remote Landfill, Inc. (DE)
Residuals Processing, Inc. (CA)
Resource Control Composting, Inc. (MA)
Resource Control, Inc. (MA)
Rhinelander Disposal Service, Inc. (WI)
         dba United Waste Systems of Northern Michigan

Richland County Landfill, Inc. (SC)
Riverbend Landfill Co., Inc. (OR)
Rolling Meadows Landfill, Inc. (DE)
Roska Route, Inc. (MI)
Ross County Landfill, Inc.  (OH)
Rozel Corporation (MT)
RPN, Inc. (ND)
RTS Landfill, Inc. (DE)
         dba Del Mar Virginia District
         dba Plant Atkinson Transfer Station
         dba South Side Sanitation
         dba Starr Transfer Station
Rural Dispos-All Service, Inc. (CA)
S & J Landfill, Limited Partnership (TX)
S & L Total Waste Systems, Inc. (NV)
Sacramento Valley Environmental Waste Company (CA)
Salinas Disposal Service, Inc. (CA)
Saline County Landfill, Inc. (IL)
San-Co Disposal Service, Inc. (CA)
Sanco, Inc. (NM)
Sanifill Canada, Inc. (CDN)
Sanifill De Mexico (US), Inc. (DE)
              Sanifill de Mexico, S.A. de C.V. (MX)
                       AceVerde S.A. de C.V. (MX)
                       AceVerde Servicios, S.A. de C.V. (MX)
Sanifill Falcon Disposal Service, Inc. (CA)
Sanifill Forest Products, Inc. (CA)
Sanifill of Florida, Inc. (FL)
Sanifill of San Juan, Inc. (PR)
                       El Coqui de San Juan (JV Partnership) (PR)
Sanifill of Tennessee Hauling, Inc. (DE)
Sanifill of Tennessee, Inc. (DE)
Sanifill Power Corporation (DE)
Sanifill, Inc. (DE)
         dba Frontier Recycling
         dba Orange Soil Cement
         dba Orange Transportation
         dba Orange Trucking
         dba Orange Waste Landfill
         dba Orange Waste Transfer Station
         dba Pine Ridge Landfill
Santa Clara Valley Refuse Removal (CA)
Schroeder Disposal, Inc. (WI)
SF, Inc. (DE)
Shade Landfill, Inc. (DE)
Sierra Estrella Landfill, Inc. (AZ)
Smyrna Landfill, Inc. (GA)
SNS Recycling, Inc. (MI)
Southern Alleghenies Landfill, Inc. (PA) dba Altoona Transfer Station dba American Recycling
Southern Plains Landfill, Inc. (OK)
Southern Services of Tennessee, LLC (TN)
Southern Services of Tennessee, L.P. (TN)
Southern Waste Services, Inc. (KY)
Spruce Ridge, Inc. (MN)
Standard Methods, Inc. (MA)
Stockton Scavengers Association (CA)
Suburban Sanitation Company (KY)
         dba Cardinal Sanitation
         dba Cardinal Sanitation Services
Sunset Sanitation Service (CA)
Taylor Land Resources, Inc. (MD)
The H. Sienknecht Co. (TN)
Tonitown Landfill, Inc. (AR)
Trash Hunters, Inc. (MS)
Trash Hunters of Tunica, Inc. (MS)
Tri-County Land Corp. (KY)
Tri-County Sanitary Landfill, Inc. (KY)
Twin City Sanitation, Inc. (MN)
U.S. Services Corporation (PA)
United Landfill, Inc. (WV)
United Waste Hauling of Utah, Inc. (UT)
United Waste Landfill of Utah, Inc. (UT)
United Waste Systems (Israel), Inc. (DE)
United Waste Systems Leasing, Inc. (MI)

United Waste Systems New Mexico, Inc. (NM) dba Environmental Waste Equipment Company dba Landfill Systems dba Landfill Hauling Systems dba R&B Rubbish Removal dba Seay Brothers Rolloff dba Tijeras Disposal dba United Waste Systems
United Waste Systems of California, Inc. (CA)
United Waste Systems of Central Wisconsin, Inc. (WI) dba DSI of Shawano County dba Parkway Container Services
United Waste Systems of Corbin, Inc. (KY)
United Waste Systems of Gardner, Inc. (MA)
United Waste Systems of Iowa, Inc. (IA)
         dba Waste Systems Corp.
United Waste Systems of Kentucky, Inc. (KY) dba B&M Sanitation Service dba Borders Sanitation dba Poff Brothers Sanitation
United Waste Systems of Maine, Inc. (DE)
United Waste Systems of Massachusetts, Inc. (MA)
United Waste Systems of Michigan, Inc. (MI)
United Waste Systems of Minneapolis, Inc. (MN)
United Waste Systems of Minnesota, Inc. (MN) dba Bellaire Sanitation dba Gallagher's Service dba J.J. Young Rubbish dba Lake Sanitation dba Mike's Disposal and Recycling Service dba UWS dba UWT
United Waste Systems of Mississippi, Inc. (MS)
United Waste Systems of Northern Arizona, Inc. (AZ)
United Waste Systems of Onaway, Inc. (MI)
United Waste Systems of the Eastern UP, Inc. (MI)
United Waste Systems of Trinity County, Inc. (CA)
United Waste Systems of Virginia, Inc. (VA)
United Waste Systems of West Virginia, Inc. (WV)
United Waste Systems, Inc. (DE)
         dba Jacobs Environmental
         dba United Waste Systems of Marquette
         dba UWS
         dba UWS of California
         dba UWS of Colorado
         dba UWS of Minnesota
United Waste Systems, Inc. (Arizona) (AZ)
         dba Triple G Sanitation
United Waste Systems, Inc. (MN) (MN)
         dba Mike's Disposal & Recycling Service
United Waste Transfer, Inc. (MN)
Universal Assurance Corporation (VT)
Universal Transit Property Company (FL)
USA Newco of Arkansas, Inc. (DE)
USA South Hills Landfill, Inc. (PA)
USA Valley Facility, Inc. (DE)
USA Waste Arizona Landfills, Inc. (DE)
USA Waste of Fairless Hills, Inc. (DE)
         dba USA Fairless Works
         dba Thermal Absorption
USA Waste Geneva Landfill, Inc. (OH)
         dba USA Waste of Ashtabula
USA Waste Hauling of Philadelphia, Inc. (DE)
USA Waste Industrial Service, Inc. (DE)
USA Waste Landfill Operations and Transfer, Inc. (TX)
USA Waste - Management Resources, L.L.C. (NY)
USA Waste of Alaska, Inc. (DE)
USA Waste of Arizona, Inc. (AZ)
         dba Lone Butte Transfer Facility
         dba Lone Cactus Landfill
         dba Prescott Hauling
         dba Seventh Avenue Landfill
         dba Terra Quest Transfer Station
USA Waste of Arkansas, Inc. (DE)
         dba Arkansas Recyclable Waste
         dba Harrison Hauling
         dba Springdale Hauling
USA Waste of California, Inc. (DE)
USA Waste of Colorado, Inc. (DE)
USA Waste of Connecticut, Inc. (DE)
USA Waste of DC, Inc. (DC)
USA Waste of Delaware, Inc. (DE)
USA Waste of Florida, Inc. (FL)
USA Waste of Georgia, Inc. (GA)
         dba Atlanta Hauling
         dba Bolton Road Landfill
         dba Cedartown Hauling

USA Waste of Illinois, Inc. (IL)
USA Waste of Indiana, Inc. (IN)
         dba Acme Waste Systems
         dba Milby Disposal
USA Waste of Iowa, Inc. (IA)
USA Waste of Kansas, Inc. (DE)
         dba USA/Kansas Hauling
USA Waste of Kentucky, Inc. (KY)
USA Waste of Louisiana, Inc. (DE)
USA Waste of Maryland, Inc. (MD)
         dba Lowery's Trash Removal & Services
USA Waste of Massachusetts, Inc. (MA)
USA Waste of Michigan, Inc. (MI)
USA Waste of Minnesota, Inc. (MN)
         dba Kato Sanitation/Northwest Valley
         dba Meeker County Transfer Station
         dba West Side Hauling
USA Waste of Mississippi, Inc. (MS)
USA Waste of New Jersey, Inc. (NJ)
         dba Atlantic City Hauling
         dba Bergen County Transfer Station
         dba Burlington County Landfill
USA Waste of New York City, Inc. (DE)
         dba North Hempstead Transfer
USA Waste of New York, Inc. (NY)
USA Waste of Ohio, Inc. (OH)
         dba Johnson Disposal
         dba Johnson Disposal Transfer & Recycling Facility dba Mound Transfer Station dba Northern Ohio Waste Systems dba Sanitary Commercial Services
USA Waste of Oklahoma, Inc. (OK)
         dba Moore Transfer Station
         dba Norman Transfer Station
         dba Pinecrest Landfill
USA Waste of Oregon, Inc. (OR)
         dba Metropolitan Disposal & Recycling
USA Waste of Pennsylvania, Inc. (PA)
         dba Kittinning Transfer Station
         dba LeHigh Hauling
         dba Mainline Sanitation
         dba Tri-Valley Recycling
         dba Tri-Valley Waste Systems
         dba USA Waste of Harrisburg
USA Waste of Rhode Island, Inc. (DE)



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

USA Waste of San Antonio, Inc. (TX)
         dba Mission Disposal
USA Waste of San Antonio Landfills, Inc. (DE)
USA Waste of South Carolina, Inc. (SC)
USA Waste of Tennessee, Inc. (TN)
         dba Nashville Hauling
         dba Nashville Transfer
USA Waste of Texas Landfills, Inc. (DE)
         dba A-F Landfill (aka Martini Landfill)
         dba B & D Landfill
         dba Bio-Site #1
         dba Crawford Road Landfill
         dba East Belt Landfill
         dba Fairbanks Allweather
         dba Fairbanks Development
         dba Greenbelt Landfill
         dba Greenshadow Development
         dba Hardy Landfill
         dba Hawthorne Park Landfill
         dba Houston Area Landfill
         dba Houston Greenshadow
         dba Indian Paintbrush Landfill
         dba Ralston Road Landfill
         dba South Belt Landfill
         dba Taub Road Landfill
         dba Texas Landfill District Office
         dba USA Waste of Baytown
         dba West Belt Landfill
USA Waste of Texas, Inc. (TX)
         dba ECD Waste
         dba USA Waste Services of Ft. Worth
USA Waste of Virginia Landfills, Inc. (DE) dba Bethel Landfill dba Bushrod Disposal Service dba James City County Transfer dba Qualla Road Landfill
USA Waste of Virginia, Inc. (VA)
USA Waste of Washington, Inc. (DE)
         dba Graham Road Recycling & Disposal
USA Waste of Webster Parish Landfill, Inc. (DE)
USA Waste of West Virginia, Inc. (WV)
USA Waste of Wisconsin, Inc. (WI)
                  El Coqui Landfill Company, Inc. (PR)
         dba Waukesha Disposal
         dba Waukesha Transfer Station



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

USA Waste of Wyoming, Inc. (WY)
USA Waste Recycling of New Jersey, Inc. (NJ)
         dba Safety Recycling
USA Waste Services - Hickory Hills, Inc. (DE)
USA Waste Services North Carolina Landfills, Inc. (DE) dba Anson Road Landfill dba Coble Road Landfill
USA Waste Services of Alabama, Inc. (AL)
USA Waste Services of Eastern PA, Inc. (PA)
         dba Wilkes-Barre Area, PA
USA Waste Services of Florida, Inc. (FL)
USA Waste Services of Houston, Inc. (TX)
USA Waste Services of Nevada, Inc. (NV)
USA Waste Services of NYC, Inc. (DE)
USA Waste Services of Western Illinois, Inc. (IL)
USA Waste Transfer of Philadelphia, Inc. (PA)
UWS Acquisition, Inc. (MA)
UWS Barre, Inc. (MA)
UWS of Rhode Island, Inc. (RI)
         dba Truk-Away of R.I.
UWS Transport, Inc. (DE)
         dba Container Service
         dba Waste Control
         dba Wasteco
V. Canelas Co., Inc. (MA)
V.M. Crow & Sons, Inc. (TX)
         dba Ft. Worth Landfill
Valley Sanitation, Inc. (NE)
Vern's Refuse Service (ND)
Vinland Enterprises, Inc. (PA)
         dba Vinland Landfill
Vinton County Landfill,  Inc. (DE)
         dba Vinton County Sanitary Facility
Warren Waste Transfer, Inc. (MI)
Wasco Landfill, Inc. (DE)
Waste Control Systems, Inc. (MN)



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
Waste Recovery Corporation (OH)
Waste Resource Technologies, Inc. (CA)
Wastech, Inc. (NV)
Water Investment, Inc. (DE)
Wayne County Landfill Inc. (DE)
West Michigan Disposal, Inc. (MI)
         dba United Waste Systems of Northern Michigan
West Virginia Waste Services, Inc. (WV)
Western Land Acquisition, Inc.  (RI)
Western U.P. Landfill, Inc. (MI)
Western Waste Industries of Arizona (AZ)
Western Waste Industries, Inc. (CA)
         dba Conroe Industrial Transportation
         dba Conroe Landfill #7
         dba Conroe Landfill Administration
         dba Fresno Transfer Station
         dba Inland Empire
         dba Redondo Beach Recycling
         dba Sunnydale Transfer Station
         dba Western Beaumont Landfill
         dba Western Longmont Landfill
         dba WW/Chino Transfer Station
         dba WW/Conroe Processing Plant
         dba WW/El Sobrante Landfill
         dba WW/Nassau Landfill
         dba WW/Southern California Processing
Western Waste Louisiana Merger Corp. (DE)
Western Waste Newco (Arkansas), Inc. (DE)
White Lake Landfill, Inc. (MI)
Williams Landfill, Inc. (KY)
Yell County Landfill, Inc. (AR)
Zenith/Kremer Material Recovery, Inc. (MN)
         dba Suburban Recycling Service
Zenith/Kremer Waste Systems, Inc. (MN)
         dba Cecil Shykes Sanitary Service
         dba Home Town Garbage Service
         dba Kremer Disposal
         dba Kremer Recycling
         dba Suburban Sanitation Service
         dba Zenith Recycling


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